UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

ExxonMobil Holdings Corporation

(Exact name of registrant as specified in its charter)

Texas	001-02256	41-4104094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22777 Springwoods Village Parkway, Spring, Texas 77389-1425

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	XOM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 1, 2026, Exxon Mobil Corporation, a New Jersey corporation and the predecessor registrant (“ExxonMobil”), completed its previously announced redomiciliation reorganization (the “Redomiciliation Merger”) pursuant to the Agreement and Plan of Merger, dated as of April 8, 2026 (the “Merger Agreement”), by and among ExxonMobil, ExxonMobil Holdings Corporation, a Texas corporation, and Ensign LLC, a Texas limited liability company. This Current Report on Form 8-K is being filed for the purpose of establishing ExxonMobil Holdings Corporation as the successor registrant of ExxonMobil’s common stock pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. The Redomiciliation Merger became effective on July 1, 2026 in accordance with the terms of the Merger Agreement (the “Effective Time”).

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Annex A to the proxy statement included in ExxonMobil’s definitive proxy statement on Schedule 14A filed with the Commission on April 8, 2026.

Item 1.01	Entry Into a Material Definitive Agreement.

Upon the consummation of the Redomiciliation Merger and pursuant to the terms of the indenture, dated as of March 20, 2014, between ExxonMobil and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended and supplemented from time to time (the “Indenture”), ExxonMobil Holdings Corporation, ExxonMobil and the Trustee entered into a second supplemental indenture (the “Second Supplemental Indenture”) pursuant to which ExxonMobil Holdings Corporation fully and unconditionally guaranteed, on a senior unsecured basis, all of ExxonMobil’s payment and performance obligations under the Indenture and the notes issued thereunder (collectively, the “Notes”).

ExxonMobil remains the primary obligor under the Indenture and the Notes, and the Notes continue to be the senior unsecured obligations of ExxonMobil.

The foregoing description is not complete and is qualified in its entirety by reference to the Second Supplemental Indenture, a copy of which is filed as Exhibit 4(i) hereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Explanatory Note and the last paragraph of Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the Effective Time, each share of common stock, without par value, of ExxonMobil (“ExxonMobil Common Stock”) issued and outstanding immediately prior to the Effective Time (other than treasury shares, which were cancelled) was automatically exchanged for one share of common stock, par value $0.001 per share, of ExxonMobil Holdings Corporation (“ExxonMobil Holdings Corporation Common Stock”), and, as a result, the former shareholders of ExxonMobil automatically became shareholders of ExxonMobil Holdings Corporation, holding the same number and percentage of shares of ExxonMobil Holdings Corporation Common Stock as they held of ExxonMobil Common Stock immediately prior to the Redomiciliation Merger. ExxonMobil Holdings Corporation replaced ExxonMobil as the publicly held corporation traded on the New York Stock Exchange (the “NYSE”). It is currently expected that, on July 2, 2026, shares of ExxonMobil Holdings Corporation Common Stock will commence trading under the current ExxonMobil ticker symbol “XOM” on the NYSE.

As of the Effective Time, the rights of shareholders of ExxonMobil Holdings Corporation are governed by the Texas Business Organizations Code (the “TBOC”) and by the Amended and Restated Certificate of Formation of ExxonMobil Holdings Corporation and the ExxonMobil Holdings Corporation By-Laws, copies of which are filed as Exhibits 3(i) and 3(ii), respectively, hereto.

Upon completion of the Redomiciliation Merger, ExxonMobil Holdings Corporation Common Stock was deemed to be registered under Section 12 of the Exchange Act, pursuant to Rule 12g-3(a) promulgated thereunder. ExxonMobil Holdings Corporation is also deemed to be the successor registrant of ExxonMobil Common Stock pursuant to Rule 12g-3(a) under the Exchange Act.

The directors and executive officers of ExxonMobil Holdings Corporation, effective upon approval of the Redomiciliation Merger by the ExxonMobil shareholders, are the same individuals who were directors and executive officers, respectively, of ExxonMobil as of immediately prior to the Redomiciliation Merger, each holding the same position at ExxonMobil Holdings Corporation that such individual held at ExxonMobil. See Item 5.02 of this Current Report on Form 8-K for additional information.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Annex A to the proxy statement included in ExxonMobil’s definitive proxy statement on Schedule 14A filed with the Commission on April 8, 2026.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information in the Explanatory Note and Item 2.01, each as set forth in this Current Report on Form 8-K, is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon approval of the Redomiciliation Merger by the ExxonMobil shareholders on May 27, 2026, the directors and executive officers of ExxonMobil were appointed to the same respective positions with respect to ExxonMobil Holdings Corporation.

Pursuant to Section 5.3 of the Merger Agreement, the following persons, each of whom served as a director of ExxonMobil, were elected as directors of ExxonMobil Holdings Corporation, in each case to serve until the next annual meeting of shareholders of ExxonMobil Holdings Corporation and until his or her successor has been duly elected and qualified, or until his or her earlier resignation or removal:

Darren W. Woods	Michael J. Angelakis

Angela F. Braly	Maria S. Dreyfus

Gregory C. Garland	John D. Harris II

Kaisa H. Hietala	Joseph L. Hooley

Steven A. Kandarian	Alexander A. Karsner

Lawrence W. Kellner	Dina Powell McCormick

Each such director was appointed to serve on the same committees of the board of directors of ExxonMobil Holdings Corporation as such director had served on the board of directors of ExxonMobil.

Pursuant to Section 5.4 of the Merger Agreement, each person who was an officer of ExxonMobil was appointed to hold the same position with ExxonMobil Holdings Corporation that such officer held at ExxonMobil. Information required under Item 401(b) and (e) of Regulation S-K regarding the principal executive officer, principal financial officer, and principal accounting officer is set forth in ExxonMobil’s Annual Report on Form 10-K for the year ended December 31, 2025, and incorporated herein by reference.

In addition, at the Effective Time, each of the Exxon Mobil Corporation 2003 Incentive Program, the Exxon Mobil Corporation 2004 Non-Employee Director Restricted Stock Plan, and the Pioneer Natural Resources Company Second Amended and Restated 2006 Long-Term Incentive Plan (collectively, the “ExxonMobil Equity Plans”) were assumed by ExxonMobil Holdings Corporation and each outstanding award under the ExxonMobil Equity Plans (each, an “ExxonMobil Equity Award”) was automatically exchanged into a corresponding award of ExxonMobil Holdings Corporation Common Stock equal to the number of shares of ExxonMobil Common Stock subject to such ExxonMobil Equity Award immediately prior to the Effective Time. All such ExxonMobil Equity Awards continue to have the same terms and conditions (including with respect to, as applicable, exercisability, vesting and forfeiture (including performance vesting criteria), form of settlement and dividend equivalent rights) as applied immediately prior to the Effective Time, except as adjusted pursuant to the Merger Agreement.

Item 5.03	Amendments to Articles of Incorporation or By-Laws.

On July 1, 2026, the Amended and Restated Certificate of Formation of ExxonMobil Holdings Corporation (the “Certificate of Formation”), as set forth as an exhibit hereto, and the ExxonMobil Holdings Corporation By-Laws (the “By-Laws”), as set forth as an exhibit hereto, became the governing constituent documents of the publicly held parent corporation of the ExxonMobil group.

A summary description of the material terms of the Certificate of Formation and the By-Laws, including a comparison of the rights of shareholders of ExxonMobil Holdings Corporation under the TBOC and the Certificate of Formation and the By-Laws against the rights of shareholders of ExxonMobil under the New Jersey Business Corporation Act and ExxonMobil’s Restated Certificate of Incorporation and By-Laws prior to the Redomiciliation Merger, was included under the heading “Comparison of the New Jersey Charter and New Jersey By-Laws and the Texas Charter and Texas By-Laws” in ExxonMobil’s definitive proxy statement on Schedule 14A filed with the Commission on April 8, 2026, and that description is incorporated herein by reference.

The foregoing descriptions of the Certificate of Formation and the By-Laws are not complete and are qualified in their entirety by reference to their full texts, which are filed as Exhibits 3(i) and 3(ii), respectively, hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3(i)	Amended and Restated Certificate of Formation of ExxonMobil Holdings Corporation

3(ii)	By-Laws of ExxonMobil Holdings Corporation

4(i)	Second Supplemental Indenture, dated as of July 1, 2026, among Exxon Mobil Corporation, ExxonMobil Holdings Corporation and Deutsche Bank Trust Company Americas, as trustee

4(vi)	Description of ExxonMobil Holdings Corporation Capital Stock

21	Subsidiaries of the registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXONMOBIL HOLDINGS CORPORATION

Date: July 1, 2026	By:	/s/ Susan E. Buchanan
	Name:	Susan E. Buchanan
	Title:	Vice President and Chief Accounting Officer (Principal Accounting Officer)